Innovators in the development & commercialization of

INJECTABLE COLLAGENASE

DUPUYTREN'S CONTRACTURE

PEYRONIE'S DISEASE

FROZEN SHOULDER

CELLULITE

HUMAN LIPOMAS

CANINE LIPOMAS

UTERINE FIBROIDS

BioSpecifics TECHNOLOGIES CORP.

November 2015

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding the Company's strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, expected revenue growth, and the assumptions underlying or relating to such statements, are "forward-looking statements". The forward-looking statements include statements concerning, among other things, the revenue growth opportunities emerging from internal commitment and Endo International plc's ("Endo") interest to clinical development of many new potential indications for CCH and from XIAFLEX sales and approval of CCH in new indications; the Company's ability to bring new indications to early proof of concept, the timing of presenting such indications to Endo for potential opt-in, and Endo's willingness to opt-in; the market potential for the use of XIAFLEX to treat Dupuytren's contracture; the commercial expansion opportunities for XIAFLEX in Canada and Australia; the expansion opportunity related to the Phase 2a study in Dupuytren's disease nodules; the commercial progress and growth with certified physicians and new patients of XIAFLEX for the treatment of Peyronie's disease; potential benefits of the data presented by Endo at the American Urological Association Annual Meeting regarding improvements in female sexual function after treatment with XIAFLEX for Peyronie's disease; Endo's interest in unlicensed indications, including uterine fibroids, human lipoma, capsular contracture of the breast, Dercum's disease, knee arthrofibrosis, urethral strictures, hypertrophic scars and keloids; the timing of the initiation of the Phase 2b trials in adhesive capsulitis and cellulite; the timing of reporting top-line results from the Phase 2 opt-in human lipoma study; whether CCH will be the first and only FDA approved nonsurgical therapy for adhesive capsulitis, cellulite, and human lipoma, the only approved nonsurgical therapy for canine lipoma, and a nonsurgical therapy option for uterine fibroids ; the market opportunity for CCH in adhesive capsulitis, cellulite, human lipoma, and uterine fibroids; the projected receipt of payments from Endo, including, among others, sublicense income payments based on Endo's partnerships; the approval of CCH in new indications; and the strength of the Company's IP portfolio and long-term patent protection for injectable collagenase. In some cases, these statements can be identified by forward-looking words such as "expect," "anticipate," "potential," "estimate," "can," "continue," the negative or plural of these words, and other similar expressions. These forward-looking statements are predictions based on our current expectations and our projections about future events and various assumptions. There can be no assurance that we will realize our expectations or that our beliefs will prove correct. There are a number of important factors that could cause BioSpecifics' actual results to differ materially from those indicated by such forward-looking statements, including the timing of regulatory filings and action; the ability of Endo and its partners, Asahi Kasei Pharma Corporation, Actelion Pharmaceuticals Ltd. and Swedish Orphan Biovitrum AB, to achieve their objectives for XIAFLEX in their applicable territories; the market for XIAFLEX in, and timing, initiation and outcome of clinical trials for, additional indications, which will determine the amount of milestone, royalty, mark-up on cost of goods sold, license and sublicense income BioSpecifics may receive; the potential of CCH to be used in additional indications; Endo modifying its objectives or allocating resources other than to CCH; and other risk factors identified in BioSpecifics' Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015 and September 30, 2015, its Annual Report on Form 10-K for the year ended December 31, 2014, and its Current Reports on Form 8-K filed with the Securities and Exchange Commission. All forward-looking statements included in this Report are made as of the date hereof, are expressly qualified in their entirety by the cautionary statements included in this Report and, except as may be required by law, we assume no obligation to update these forward-looking statements.

Company Overview

BioSpecifics (Nasdaq: BSTC) is a profitable biopharma company.

Originator of collagenase based-therapies.

Receives revenues from XIAFLEX® (collagenase clostridium histolyticum or CCH) milestones, royalties on net sales, mark-up on COGS and sublicense income by partner Endo.

Future revenue growth opportunities emerging from internal commitment and Endo interest in clinical development of many new potential indications for CCH.

Unlocking Vast Potential of CCH

- First-in-class, minimally invasive nonsurgical treatment for conditions caused by collagen accumulation with limited current treatment options
- BioSpecifics has positive clinical results in **12** indications:
  - Dupuytren's contracture†
  - Peyronie's disease†
  - Canine lipoma†
  - Human lipoma†
  - Adhesive capsulitis†
  - Cellulite†
  - Keloids
  - Hypertrophic scars
  - Scarred tendons
  - Glaucoma
  - Herniated intervertebral discs
  - Adjunct to vitrectomy
- Drive R&D in new indications to early proof-of-concept and present to partner Endo for potential opt-in
- Endo interested in new un-licensed indications - uterine fibroids, human lipoma, capsular contracture of the breast, Dercum's disease, knee arthrofibrosis, urethral strictures, hypertrophic scars and keloids*

**Based on public statement made by Endo International, plc*

†Currently marketed or being tested in the clinic

XIAFLEX for Dupuytren's Contracture

First, Effective Non-Surgical Treatment Option

Definition & Key Complications	• Collagen cord in hand causing one or more fingers to contract toward the palm • Limits range of motion and impairs quality of life • Affects up to 7% of adults in the U.S.

Pre-treatment:



Post-treatment:



Source: Endo International, plc

Commercial Highlights for DC

- ~6,400 vials shipped 3Q15 in U.S.
  - 14% year-over-year increase
  - ~1.2 vials/patient
- First commercial sale in Japan in September 2015
- Updated U.S. label including recurrence and retreatment data approved in May 2015
- MULTICORD U.S. label expansion approved in October 2014
  - Treatment of up to two contracture joints in same hand during single office visit
- Future commercial expansion opportunities:
  - Also approved in Canada and Australia
  - Positive results from Phase 2a study in Dupuytren's disease nodules – Statistically significant percent change from baseline in surface area and volume of the treated nodule at day 57 using caliper measurements

Source: Endo International, plc and ClinicalTrials.gov

XIAFLEX for Peyronie's Disease

First, Effective Non-Surgical Treatment Option

Definition & Key Complications	

Definition & Key Complications

- Inelastic collagen causing penile curvature; penis can bend at 90° angle during erection in severe cases
- Associated with increased pain, painful erections, palpable plaque, penile deformity and erectile dysfunction
- Potential loss of self-esteem and depression for patients and partners
- ~95K diagnosed patients per year in U.S.


Pre-treatment:


Post-treatment:

Subject 1106-7852 from Phase 3 IMPRESS trial

Mean reduction in penile curvature deformity for XIAFLEX subjects in IMPRESS I trial was 38°

Source: Endo International, plc

Commercial Highlights for PD

- ~7,500 vials shipped 3Q15 in U.S.
  - 33% year-over-year growth
  - ~4.5 vials/patient
- Continued commercial progress and growth with certified physicians and new patients
  - As of 3Q15 there were 2,325 certified physicians and 11,600 cumulative patients treated
- Approval in Switzerland in October 2015
- In May 2015:
  - The American Urological Association presented first ever treatment guidelines for PD, recommending the use of XIAFLEX in combination with modeling in patients with stable disease
  - Positive data showing improvements in female sexual function presented by Endo at AUA Annual Meeting

Source: Endo International, plc

XIAFLEX Pipeline Programs
Future Revenue-Generating Opportunities

Indication	Preclinical	Phase 1	Phase 2	Phase 3
Adhesive Capsulitis	*Phase 2b to initiate shortly*			
Cellulite	*Phase 2b to initiate shortly*			
Human Lipoma†	*Phase 2 top-line results 1H16*			
Canine Lipoma	*Endo has license for further development*			
Uterine Fibroids†	*Positive data reported*			
Lateral Thigh Fat	*Endo recent early opt-in*			
Plantar Fibromatosis	*Endo recent early opt-in*			

† BioSpecifics-managed development program

CCH for Adhesive Capsulitis
Potential to be Only FDA Approved Nonsurgical Therapy

Definition & Complications

- Inflammation and thickening of shoulder capsule due to collagen
- Limits range of motion of shoulder



Potential to be Only FDA Approved Nonsurgical Therapy	- Common available treatment options are often painful and can require anesthesia - Long-term intensive physical therapy, corticosteroids, manipulation under anesthesia and/or arthroscopic release
Market Opportunity	- Affects 20-50 million people worldwide - 300K cases diagnosed annually in the U.S.; 10% treated invasively - Condition can last approximately 1 year to up to 3.5 years - Estimated to occur in 20% of diabetics

Source: Endo International, plc

Phase 2b Study of CCH in Adhesive Capsulitis/FSS

Objective & Rationale	- Double-blind, placebo-controlled study evaluating safety and efficacy in Stage 2 (frozen stage) unilateral idiopathic frozen shoulder - Phase 2b study based on positive, statistically significant results in Phase 2a study of 50 adult men and women at 11 U.S. sites
321 Patients Enrolled at 35 Sites in the U.S. and Australia	- Patients randomized 3:1 to receive CCH or placebo - Up to 3 ultrasound-guided injections with each injection separated by a minimum of 21 days - All subjects perform home shoulder exercises after the first injection
Outcome Measures	- Primary endpoint: change in degrees from baseline to Day 95 follow-up in active forward flexion in affected shoulder compared to placebo - Assessed using American Shoulder and Elbow Surgeons (ASES) Scale for function and pain

Source: Endo International, plc

Phase 2b Study Results of CCH in Adhesive Capsulitis/FSS

- Strong, similar drug effect for key measures including forward flexion, shoulder abduction, external and internal rotation across both Phase 2a and Phase 2b trials
  - Similar CCH patient improvement in pain seen across both trials
- Increased and unexpectedly robust placebo effect in those patients who did not receive CCH and only performed at-home exercises
- BioSpecifics Phase 2 trial demonstrated statistical significance (p=0.02) in active elevation from baseline at highest dose



Phase 2a Results
Degree Improvement from Baseline
60
50
40
30
20
10
0
Forward Flexion
Shoulder Abduction
External Rotation
Internal Rotation
0.58mg (1L) CCH
Exercise Only
n=50



Phase 2b Results
Degree Improvement from Baseline
60
50
40
30
20
10
0
Forward Flexion
Shoulder Abduction
External Rotation
Internal Rotation
0.58mg (1L) CCH
Placebo with Exercise
n=321

Source: Endo International, plc

CCH for Cellulite

Definition	▪ Skin dimpling as a result of collagen fibrous septae, occurring mainly on the buttocks, lower limbs, and abdomen
Significant Market Opportunity as First Nonsurgical Therapy	▪ Affects 85-98% of women (est.) and rarely in men ▪ Potential to be first and only FDA-approved nonsurgical therapy
Positive Top-line Results Reported from Phase 2a Study in 3Q14	▪ Randomized, double-blind multiple-dose Phase 2a study ▪ 150 women received up to three treatment sessions of drug or placebo according to randomization (5 high-dose (0.84mg): 5 mid (0.48mg): 5 low (0.06mg): 3 placebo) ▪ Only dimples treated on Day 1 were able to be retreated on Day 22 (Treatment Session 2) and Day 43 (Treatment Session 3) if, in the opinion of the investigator, the dimple continued to be evident

Source: Endo International, plc

CCH for Cellulite
Positive Top-line Data from Phase 2a Study

Top-line Data from Phase 2a Study

- Mid and high level CCH doses demonstrated statistically significant improvement in cellulite across all endpoints
- 68% of mid and high dose groups reported being "Satisfied" or "Very Satisfied" with treatment
- Well-tolerated by all dose groups with mild-to-moderate adverse events, primarily limited to local injection area



Day 1
Pre-Treatment



Day 73
30 Days Following Last Treatment

Source: Endo International, plc

CCH for Human Lipomas
Phase 2 Opt-In Study Managed by BioSpecifics

Definition	- Encapsulated deposits of benign fatty tumors; detected as bulges under the skin
Potential to be Only Approved Nonsurgical Therapy	- No FDA-approved pharmaceutical therapies available - Surgery not practical for patients with multiple lipomas
U.S. Market Opportunity	- Primary diagnosis in 575,000 patients in the U.S. annually - 20% of patients have multiple lipomas
Top-Line Data from Phase 2 Opt-In Study Expected in 1H16	- Randomized, double-blind study of CCH for lipoma in 20 patients with ≥ 2 benign lipomas of similar size - Each patient acts as both treated and control group - Primary endpoint: reduction in measureable surface area of target lipomas, by caliper, 6 months post injection

Positive Phase 2 Clinical Trial Results

Open label, dose escalation Phase 2 trial:

- Statistically significant ($p<0.0001$) reduction in primary endpoint of visible surface area of lipoma as measured by caliper, combining all patients
- Patients in highest dose group (75% of commercial dose) achieved best efficacy results with average of 67% reduction of lipoma visible surface area at 6 months post-treatment
  - 75% of these patients achieved reduction of 50% or more in lipoma visible surface area
- No SAEs reported during trial





CCH for Lipomas in Canines

Key Complications	▪ Lipomas can seriously restrict motion in older dogs ▪ Surgery can be risky due to the use of general anesthesia - especially for older dogs
Potential to be Only Approved Nonsurgical Therapy	▪ 1.7M dogs affected in the U.S. annually ▪ Based on a survey of 77 participants, an average vet performs ~25 lipoma excisions each year for $530 each procedure
Chien-804 Trial Results	▪ Randomized, placebo-controlled Phase 2 Study ▪ Demonstrated benefit in secondary measures including pet owner satisfaction and post-treatment difference in mean visible surface area

CCH for Uterine Fibroids

Endo Encouraged by Results Reported to Date

Definition & Key Complications	Pain, decreased fertility, miscarriage, heavy menstrual bleeding and frequent urination
Potential to be Nonsurgical Therapy Option	Primary indication for hysterectomy in U.S. (33% to more than 40%)
U.S. Market Opportunity	~200K hysterectomies and 30K myomectomies are performed annually to treat fibroids Estimated cost to economy is ~$34.4B annually
Encouraging Preclinical Data	Highly purified collagenase can reduce stiffness of human uterine fibroid tissue in laboratory experiments Data presented at the Mechanotransduction in the Reproductive Tract conference in October 2014



Complex Shear Modulus G* [Pa]
8000
7000
6000
5000
4000
3000
2000
1000
0
****
0.00
0.25
0.50
1.00
2.00
Collagenase Dose [mg/ml]

Stiffness of human fibroid tissue treated with purified clostridial collagenase. Average ± SEM across all timepoints. ****$p \leq 0.0001$ vs. control

Source of data: Cardozo ER, Clark AD, Banks NK, Henne MB, Stegmann BJ, Segars JH. The estimated annual cost of uterine leiomyomata in the United States. *Am J Obstet Gynecol.* 2012 Mar;206(3):211.

CCH for Lateral Thigh Fat

Definition & Complications

- Fat accumulation is common among woman particularly as they age
- Often very difficult to improve its appearance through exercise and diet alone
- Patients frequently avoid exercise and are unable to restrict their caloric intake
- In some cases, cyrolipolysis and liposuction are performed to remove the unsightly fat deposits in the lateral thigh



CCH for Plantar Fibromatosis

Definition & Complications

- Pain and disability caused by the thickening of the feet's deep connective tissue
- Formation of nodules or cords along tendons of the foot
- Patients often have Dupuytren's disease, Peyronie's disease and adhesive capsulitis
- Current treatments include orthothotics and anti-inflammatory drugs in the early stages of the disease, steroid injections and surgery in advanced cases


© ACR

Source: Endo International, plc

Endo Partnership for Development and Commercialization of CCH

>$67.9M Received to Date	▪ $67.9M received in licensing, sublicensing, milestone, COGS, and royalty payments as of September 30, 2015 ▪ $1M recognized in 3Q15 for first commercial sale in Japan
Future Payments Due to BioSpecifics from Endo	▪ Low double digit royalties as % of net sales ▪ Additional mark-up on COGS ▪ Modest milestones for additional indications and regulatory submissions and approval worldwide
Endo Opt-In Rights	▪ Right to opt-in for all indications, following an opt-in payment and potential future milestone, royalty and COGS payments made to BioSpecifics
Sublicense Income from Endo Partnerships	▪ Endo partnered with Sobi, Asahi Kasei and Actelion for Dupuytren's contracture and Peyronie's disease ▪ BioSpecifics entitled to specified % of potential milestones payments that Endo receives from its sublicensees

Corporate Highlights

- Vast opportunity for growth in revenues from XIAFLEX sales and approval of CCH in new indications
- Strong IP portfolio
  - Long-term patent protection for injectable collagenase:
    - **Dupuytren's Contracture:** XIAFLEX has Drug product composition patent until 2028 and Biologic Exclusivity until 2022
    - **Peyronie's Disease:** XIAFLEX has Orphan Drug protection in U.S. until 2020; Drug product composition patent until 2028
    - **Patents and Patent Applications:** Owned, co-owned or controlled by BioSpecifics for injectable collagenase to treat (royalties through 2028):
      - Dupuytren's contracture
      - Peyronie's disease
      - Removal of adipose tissue
      - Frozen shoulder syndrome/adhesive capsulitis
- Lean corporate structure with five full-time employees
- Approved stock buy-back program

Consistently Profitable Annually
Financial Highlights

(unaudited)	For the nine months ended	
	09/30/15	09/30/14
Cash and equivalents, and investments	**$32,824,471**	**$21,961,252**
Income Statement		
Revenues	$16,611,268	$9,396,976
Other income	65,056	53,189
Costs and expenses	(6,062,469)	(5,296,263)
Provision for income taxes	(3,654,772)	(1,427,184)
Net income	**$6,959,083**	**$2,726,718**
Earnings per share:		
Basic	**$ 1.02**	**$ 0.42**
Diluted	**$ 0.96**	**$ 0.39**
Shares used in computation of earnings per share:		
Basic	**6,797,506**	**6,433,013**
Diluted	**7,259,338**	**7,039,225**

Anticipated Upcoming Pipeline Milestones

Upcoming Pipeline Milestones	
Human Lipomas†	❑ Phase 2 placebo-controlled opt-in trial top-line results in 1H16
Uterine Fibroids†	❑ Refining development plan
Adhesive Capsulitis	❑ Initiate Phase 2b trial shortly
Cellulite	❑ Initiate Phase 2b trial shortly
Canine Lipomas, Lateral Thigh Fat & Plantar Fibromatosis	❑ Endo has license to develop

† BioSpecifics-managed development programs

Innovators in the development
& commercialization of

INJECTABLE COLLAGENASE

DUPUYTREN'S CONTRACTURE

PEYRONIE'S DISEASE

FROZEN SHOULDER

CELLULITE

HUMAN LIPOMAS

CANINE LIPOMAS

UTERINE FIBROIDS

BioSpecifics
TECHNOLOGIES CORP.

November 2015